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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) April 22, 2005
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                                                         (April 19, 2005)
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                          Manchester Technologies, Inc.
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               (Exact Name of Registrant as Specified in Charter)

          New York                    0-21695                   11-2312854
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(State or Other Jurisdiction        (Commission               (IRS Employer
    of Incorporation)               File Number)             Identification No.)


        50 Marcus Boulevard, Hauppauge, New York                   11788
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        (Address of Principal Executive Offices)                 (Zip Code)

        Registrant's telephone number, including area code (631) 951-8100
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01.   Entry into a Material Definitive Agreement.

Effective April 19, 2005, Electrograph Systems, Inc. (the "Assignor"), a subsidiary of Manchester Technologies, Inc. (the "Company"), assigned its lease for the real property known as 40 Marcus Boulevard, Hauppauge, New York (the "Lease") to the landlord, 141 Albany Avenue, LLC (the "Assignee"), successor in interest to General Electric Capital Business Asset Funding Corporation. Pursuant to the Assignment and Assumption Agreement (the "Agreement") entered into with the Assignee, the Assignor assigned all right, title and interest in and to the Lease for the remainder of the term, whereupon the Assignor was released from any and all obligations and liabilities under the Lease by the Assignee (in its capacity as the landlord under the Lease) in exchange for payment by the Assignor of $550,000. The Company was also simultaneously released from any and all obligations and liabilities under that certain Lease Guaranty Agreement, dated as of March 14, 2003 (the "Guaranty"), given to the landlord at the time of the execution and delivery of the Lease by the Assignor. The Lease is scheduled to terminate on March 31, 2018.

The premises demised under the Lease are currently occupied by a subtenant, Water Boy, Inc. (the "Subtenant"), pursuant to that certain Sub-Lease, dated August 20, 2004, between the Assignor, as sublandlord, and the Subtenant, as subtenant, which Sub-Lease was amended by that certain Amendment to Sub-Lease, dated September 15, 2004 (collectively, the "Sublease"). All of the terms, covenants, conditions, obligations and liabilities under the Sublease were assumed by the Assignee from and after the effective date of the Agreement.

A copy of the Assignment and Assumption Agreement is attached hereto as Exhibit 99.1.

Item 1.02.   Termination of a Material Definitive Agreement.

The information provided in Item 1.01 of this report with respect to the Assignor's and Company's obligations under the Lease and Guaranty, respectively, is hereby incorporated into this Item 1.02.

Item 9.01    Financial Statements and Exhibits.

(c)   Exhibits

99.1  Assignment and Assumption Agreement dated as of April 15, 2005.

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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 22, 2005


                                       MANCHESTER TECHNOLOGIES, INC.



                                       By: /s/ Seth Collins
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                                          Seth Collins
                                          President

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                                 EXHIBIT INDEX
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EXHIBIT NO.    DESCRIPTION
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 99.1          Assignment and Assumption Agreement dated as of April 15, 2005.